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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)        February 6, 2002
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                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


                  0-25565                                86-0879433
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         (Commission File Number)            (IRS Employee Identification No.)

 7904 E. Chaparral Rd., Ste. A110, PMB 160
             Scottsdale, AZ                                 85250
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (480) 949-3749


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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On February 6, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that the Registrant has terminated its merger agreement with Great Western Land and Recreation, Inc. pursuant to Section 8.1(e) of the merger agreement. As a result of the Registrant's termination of the merger agreement, the Registrant's outstanding $500,000 loan to Great Western is immediately due and payable to the Registrant under the terms of the loan.

      Item  7. Exhibits.

                  99.1  Press Release dated February 6, 2002.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  quepasa.com, inc.
                                      ----------------------------------------
                                                     (Registrant)

           Date: February 6, 2002     By:   /s/ Robert J. Taylor
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                                          Robert J. Taylor
                                          President & Chief Financial Officer